UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 22, 2024

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Pursuant to Item 5.07 of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K filed on July 22, 2024, for the event dated July 22, 2024, to include the final voting results from the July 22, 2024 special meeting of stockholders (the “Special Meeting”). Set forth below are the matters voted upon at the Special Meeting and the final voting results reported by Ashford Inc.’s (the “Company’s”) independent inspector of election.

At the Special Meeting, a majority of votes cast at the Special Meeting of our common stock (taking into account our Series D Convertible Preferred Stock on an as-converted basis and with abstentions and broker non-votes not counting as votes cast) voted to effect a 1-for-10,000 reverse stock split of the Company’s common stock (the “Reverse Stock Split”). The Reverse Stock Split was approved with 6,986,645 shares of common stock voting in favor of the Reverse Stock Split, 521,537 shares voting against the Reverse Stock Split, 537 shares abstaining and 0 broker non-votes. Also at the Special Meeting, a majority of the issued and outstanding shares of our common stock (taking into account our Series D Convertible Preferred Stock on an as-converted basis) that are not beneficially owned by (i) Monty J. Bennett, who is our Chief Executive Officer and Chairman of the Board, and (ii) Archie Bennett, Jr., who is Monty J. Bennett’s father, and affiliated trusts of Archie Bennett, Jr., voted to adopt a waiver of the prohibition on Rule 13e-3 transactions contained in Section 3.03 of that certain Investor Rights Agreement entered into as of November 6, 2019 by and among the Company, Archie Bennett, Jr., Monty J. Bennett and certain other parties (the “IRA Waiver”). The IRA Waiver was approved with 1,559,882 shares of common stock voting in favor of the IRA Waiver, 513,498 shares voting against the IRA Waiver, 3,211 shares abstaining and 384,065 broker non-votes. Additionally, a majority of votes cast at the Special Meeting of our common stock (taking into account our Series D Convertible Preferred Stock on an as-converted basis and with abstentions and broker non-votes not counting as votes cast) voted to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split and IRA Waiver (the “Adjournment Proposal”). The Adjournment Proposal was approved with 6,978,860 shares of common stock voting in favor of the Adjournment Proposal, 518,659 shares voting against the Adjournment Proposal, 11,200 shares abstaining and 0 broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 23, 2024

ASHFORD INC.

By:	/s/ ALEX ROSE
Alex Rose
Executive Vice President, General Counsel & Secretary

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